                                          Exhibit (24)-1
                                          Unicom Corporation and
                                          Commonwealth Edison Company
                                          Form 10-K File Nos. 1-11375 and 1-1839


                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of
                                                              ------
March, 1999.



                                        /s/ Edward A. Brennan
                                        ----------------------------------------
                                            Edward A. Brennan

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDWARD A. BRENNAN, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 18/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of
                                                              ------
March, 1999.



                                        /s/ Carlos H. Cantu
                                        ----------------------------------------
                                            Carlos H. Cantu

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that CARLOS H. CANTU, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 18/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of
                                                              --
March, 1999.



                                        /s/ James W. Compton
                                        ----------------------------------------
                                            James W. Compton

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that JAMES W. COMPTON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 22 day of March,
                                                        --
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17/th/ day of
                                                              ------
March, 1999.



                                        /s/ Bruce DeMars
                                        ----------------------------------------
                                            Bruce DeMars

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that BRUCE DEMARS, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 17/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17/th/ day of
                                                              ------
March, 1999.



                                        /s/ Donald P. Jacobs
                                        ----------------------------------------
                                            Donald P. Jacobs

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that DONALD P. JACOBS, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 17/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18/th/ day of
                                                              ------
March, 1999.



                                        /s/ Edgar D. Jannotta
                                        ----------------------------------------
                                            Edgar D. Jannotta

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that EDGAR D. JANNOTTA, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 18/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17/th/ day of
                                                              ------
March, 1999.



                                        /s/ George E. Johnson
                                        ----------------------------------------
                                            George E. Johnson

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that GEORGE E. JOHNSON, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 17/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOSVKI and JOHN P. MCGARRITY, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17/th/ day of
                                                              ------
March, 1999.



                                        /s/ Richard L. Thomas
                                        ----------------------------------------
                                            Richard L. Thomas

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that RICHARD L. THOMAS, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered said instrument as his free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 17/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Company, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOVSKI and JOHN P. MCGARRITY, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of
                                                              --
March, 1999.



                                        /s/ Sue L. Gin
                                        ----------------------------------------
                                            Sue L. Gin

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that SUE L. GIN, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered said instrument as her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 22 day of March,
                                                        --
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public

                                   POWER OF ATTORNEY
                                   -----------------


KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, a Director of Unicom Corporation and Commonwealth Edison Corporation, each an Illinois corporation, does hereby constitute and appoint JOHN W. ROWE, JOHN C. BUKOVSKI and JOHN P. MCGARRITY, and each of them, her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 for Unicom Corporation and Commonwealth Edison Company, to be filed with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17/th/ day of
                                                              ------
March, 1999.



                                        /s/ Elizabeth A. Moler
                                        ----------------------------------------
                                            Elizabeth A. Moler

STATE OF ILLINOIS   )
                    ) SS
COUNTY OF COOK      )

         I, Mary L. Kwilos, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ELIZABETH A. MOLER, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered said instrument as her free and voluntary act, for the uses and purposes therein set forth.

         GIVEN under my hand and the notarial seal this 17/th/ day of March,
                                                        ------
1999.



                                        /s/ Mary L. Kwilos
                                        ----------------------------------------
                                            Mary L. Kwilos
                                            Notary Public